Divestitures	3 Months Ended
Jan. 31, 2021
Text Block [Abstract]
Divestitures
Note 12: Divestitures
On December 18, 2020, we entered into an agreement to sell our Private Banking business in Hong Kong and Singapore, part of our BMO WM operating segment, to J. Safra Sarasin Group. The transaction is expected to close in the first half of
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2021, subject to regulatory approvals and customary closing conditions. The sale of this business is not considered material to the bank.